                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 1998



                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-24699                62-1742957
------------------------------  ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)



      One Kendall Square, Building 200
          Cambridge, Massachusetts                             02139
                    AND
     209 Tenth Avenue South, Suite 300
            Nashville, Tennessee                            37203-4173
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  (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (617) 577-8020 and (615) 256-9915



                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.      Other Events
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         The press release attached hereto as Exhibit 99.1 is being filed by the Company to report the operating results for the month ended August 31, 1998.

Item 7.      Financial Statements and Exhibits
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(c)      Exhibits.  See Exhibit Index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BRIGHT HORIZONS FAMILY SOLUTIONS,
                                      INC.


Date: September 24, 1998              By: /s/ Michael E. Hogrefe
                                          -------------------------------------
                                            Michael E. Hogrefe
                                            Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press Release dated September 24, 1998, announcing August 1998 financial results.

